SUPPLEMENT DATED MAY 27, 2008 TO THE

FIRST INVESTORS SINGLE STATE INSURED TAX EXEMPT FUND PROSPECTUS

Michigan Fund

Minnesota Fund

Missouri Fund

Ohio Fund

Pennsylvania Fund

Dated May 1, 2008

Effective June 2, 2008, the First Investors Single State Insured Tax Exempt Missouri Fund (the “Fund”) will be closed to new investments, except for systematic or automated investments and dividend reinvestments.  This action has been taken because management plans to seek approval from the Fund’s Board of Trustees (“Board”) to liquidate the Fund due to its extremely small asset size and limited prospects for growth.  Management expects to seek such approval from the Board in August of this year and for the liquidation to occur shortly thereafter. A shareholder vote is not required to liquidate the Fund.

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